December 31, 2002

--------------------------------------------------------------------------------
          Oppenheimer                        Annual Report
          Convertible                           --------
          Securities Fund                      Management
                                              Commentaries
--------------------------------------------------------------------------------

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"Our disciplined investment process enabled us to weather difficult conditions and deliver favorable relative returns."


                                                         [LOGO OMITTED]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

HIGHLIGHTS

    CONTENTS

1    Letter to Shareholders

3    An Interview with Your Fund's Manager

7    Fund Performance

13   Financial Statements

40   Independent Auditors' Report

41   Federal Income Tax Information

42   Trustees and Officers



Fund Objective
Oppenheimer Convertible Securities Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked in the top 35% of its peers in the Lipper Convertible Securities Fund category, for the one-year period ended 12/31/02. 1




Average Annual Total Returns*
          For the 1-Year Period
          Ended 12/31/02

          Without     With
          Sales Chg.  Sales Chg.
--------------------------------
Class A   -6.59%     -11.96%
--------------------------------
Class B   -7.44      -11.86
--------------------------------
Class C   -7.39       -8.28
--------------------------------
Class M   -7.16      -10.17
--------------------------------
Class N   -6.92


Top Five Holdings By Issuer 2
U.S. Treasury                    4.9%
Repurchase Agreement             4.9
Merrill Lynch & Co.              3.1
Liberty Media Corp.              2.5
Kerr-McGee Corp.                 1.9
For up-to-date Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Convertible Securities Fund category, 25/71 for the 1 year and 29/49 for the 5 years ended 12/31/02. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

2. Portfolio's holdings and strategies are subject to change. Percentages are as of December 31, 2002, and are based on total market value of investments.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,


At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value-- sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.



[SIDEBAR]
[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Convertible Securities
Fund



                  1 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

LETTER TO SHAREHOLDERS


   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,
/S/ SIGNATURE
John V. Murphy
January 23, 2003



These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.



                  2 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Q
How did Oppenheimer Convertible Securities Fund perform for the fiscal year ended December 31, 2002?
A. While the Fund's returns for the year were negative, we attribute this largely to the overall volatility of the stock market, which had a direct impact on our and many other mutual funds. However, we are pleased with our relative performance, which has been consistently above average compared to our peers throughout much of the 12-month period under review. 3 Equally important, the Fund successfully provided the solid downside protection vis-a-vis common stocks that convertible securities aim to deliver. Given that 2002 included one of the worst performing calendar quarters for the U.S. stock markets (third quarter
2002) since 1987, we are generally satisfied with Fund performance this fiscal year.

What factors most significantly impacted performance?
In our opinion, our emphasis on rigorous credit research, analysis and selection was the most significant contributor to performance this period. Virtually no single industry sector managed to achieve positive total return this year, yet individual secu rities performed well. What this means is that no sector performed as a "block," making individual credit analysis more vital than ever. Additionally, there were a number of convertible securities that performed well even though the price of their company's stock went down. This occurred because over the past several months, many convertibles, which are evaluated by different criteria from those used when evaluating a company's stock, had fallen to extremely depressed levels as a result of negative momentum. As time passed, many of these price levels fell out of sync with their companies' actual credit statistics. For us, this phenomenon presented a tremendous opportunity, since we look at companies from a credit as well as an equity standpoint.

[SIDEBAR]
Portfolio Manager
Ted Everett


3. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Convertible Securities Fund category, 25/71 for the 1 year and 29/49 for the 5 years ended 12/31/02. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.




                  3 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


   It is apparent that the conditions over the past 12-months heightened the need for diligent individual credit selection. What we continued to focus on were the credit statistics of the companies we research, carefully examining balance sheets, cash flow, debt maturity schedules--all of the criteria that enable an analyst and portfolio manager to determine whether a company can or will survive when the market begins to improve. This continuing focus, in our view, was the single biggest boost to performance this period.
   Secondarily, the brief, but significant rally the stock markets enjoyed during the fourth quarter 2002 also helped buoy returns for the Fund. As the prices of many stocks rebounded, investors began to look more carefully at credit spreads, (or the difference in yield between Treasury and non-Treasury securities). As a result, we witnessed a tightening in credit spreads, particularly in the more speculative, lower grade sector of the convertible universe. Since bond prices generally move in the opposite direction of their yields, as yields come down, these bonds typically enjoy favorable price performance.
   Another factor that helped performance was the fact that the portfolio held many bonds from financially sound companies, but had not yet come up in price. Many of these bonds added to performance through the attractive yield they added to the portfolio.

How did your exposure to the technology sector affect Fund performance this period?
Without a doubt, this has been a difficult year for the technology sector. However, a number of individual technology convertibles performed well since their companies' credit fundamentals were solid enough to keep the value of their convertibles from declining as much as their stock prices did. For asset managers who performed rigorous credit research





[SIDEBAR]
In our opinion, our emphasis on rigorous credit research, analysis and selection was the most significant contributor to performance this period.



                  4 | OPPENHEIMER CONVERTIBLE SECURITIES FUND and focused on individual security selection as we did, there were opportunities to generate performance in this sector.


Have you made any changes to the portfolio?
We have not made any significant shifts in the portfolio's sector weightings, particularly during the second half of the year; however, we have made changes to the individual holdings within our sector exposures.
   Basically, we devoted our attention to seeking undervalued convertibles from financially healthy companies. Secondarily, we've been on a continuous quest for yield. Fortunately, there has been a fair amount of issuance this year of relatively high-yielding preferred convertibles. As a result, we've participated in both new issues as well as the secondary market, and accumulated some positions in areas like utilities, which were previously not part of the portfolio.

What are your expectations going forward?
Our outlook for stock returns over the next three to five years is muted, and we expect performance to likely be in the mid- to-high single digits over the longer term. Therefore, we will continue to seek high-yielding securities issued by financially sound companies with strong fundamentals. Furthermore, since we maintain a long-term perspective in managing the Fund's portfolio, we are confident these types of bonds will offer some capital appreciation potential once the market begins to embark on a sustained rebound. We believe that our long-term view, unwavering focus on individual credit research and selection, and the potential downside protection convertible securities offer versus common stocks are all ingredients toward making Oppenheimer Convertible Securities Fund part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge

For the Periods
Ended 12/31/02 4

Class A        Since
1-Year  5-Year Inception
--------------------------
-11.96% 0.80%  6.08%

Class B        Since
1-Year  5-Year Inception
--------------------------
-11.86% 0.91%  6.28%

Class C        Since
1-Year  5-Year Inception
--------------------------
-8.28%  1.21%  4.50%

Class M
1-Year  5-Year 10-Year
--------------------------
-10.17% 0.81%  7.37%

Class N        Since
1-Year  5-Year Inception
--------------------------
-7.81%  N/A    -5.43%




4. See Notes on page 11 for further details.




                  5 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Top Convertible Bond Sectors 6
--------------------------------------------------------------
Information Technology                                  16.5%
--------------------------------------------------------------
Consumer Discretionary                                  12.8
--------------------------------------------------------------
Health Care                                              7.4
--------------------------------------------------------------
Industrials                                              4.5
--------------------------------------------------------------
Energy                                                   3.7
--------------------------------------------------------------
Financials                                               3.5
--------------------------------------------------------------
Materials                                                1.8
--------------------------------------------------------------
Telecommunication Services                               1.6
--------------------------------------------------------------
Utilities                                                0.7



[SIDEBAR]
Portfolio Allocation 5
[PIE CHART]
o Bonds                  61.3%
o Stocks                 33.8
o Cash  Equivalents       4.9





5. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on net assets.



                  6 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE


How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2002, followed by a graphical comparison of the Fund's performance to the three appropriate broad-based market indices.
Management's Discussion of Performance. Although the Fund's returns for the fiscal year ended December 31, 2002 were negative, the portfolio management team is pleased with the Fund's relative performance, which has been consistently above average versus the Fund's peers throughout much of the 12-month period under review. Additionally, the Fund successfully provided solid downside protection against common stocks. The Fund's emphasis on rigorous credit research, analysis and selection was the most significant contributor to performance this period. Amidst extreme market volatility, and with stocks generally trading on an individual basis rather than as a "block," this focus enabled us to weather difficult conditions and deliver favorable relative returns. Additionally, by concentrating on our disciplined investment process, The Fund was able to sift through and identify those convertible securities that had the potential to perform well even though the price of their company's stock went down. Many of these convertibles fared well this period and added to performance. Finally, efforts to maximize the portfolio's yield also helped boost returns. On the negative side, the overall market volatility and negative performance among virtually all industry sectors proved to detract from the Fund's fiscal year performance. While few significant shifts in the portfolio's sector weightings were made during the year, particularly during the second half of the year, we did make changes to the individual holdings within sector exposures. In general, the Fund devoted our attention to seeking undervalued convertibles from financially healthy companies, and, secondarily, to maximizing the portfolio's yield. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2002. In the case of Class A and Class B shares, performance is measured from inception of the Class on May 1, 1995. In the case of Class C shares, performance is measured from inception of the Class on March 11, 1996. In the case of Class M shares, performance is measured over a 10-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A and Class M shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.



                  7 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

   The Fund's performance is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Goldman Sachs Convertible Bond 100 Index is an unmanaged index of convertible securities. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE GRAPH]

        Oppenheimer Convertible     S&P 500      Goldman Sachs Convertible     Lehman Brothers Aggregate
       Securities Fund (Class A)     Index             Bond 100 Index                  Bond Index
5/1/95         9,425                10,000                 10,000                        10,000
6/30/95        9,970                10,640                 10,631                        10,463
9/30/95       10,798                11,485                 11,224                        10,669
12/31/95      10,890                12,176                 11,480                        11,123
3/31/96       11,120                12,829                 12,174                        10,926
6/30/96       11,349                13,404                 12,423                        10,988
9/30/96       11,592                13,819                 12,796                        11,191
12/31/96      11,992                14,970                 13,054                        11,527
3/31/97       12,224                15,372                 13,231                        11,463
6/30/97       13,203                18,053                 14,461                        11,884
9/30/97       14,233                19,405                 15,967                        12,278
12/31/97      14,243                19,962                 15,599                        12,640
3/31/98       15,438                22,745                 16,949                        12,836
6/30/98       15,035                23,500                 16,769                        13,136
9/30/98       13,444                21,168                 14,778                        13,692
12/31/98      14,824                25,671                 16,805                        13,738
3/31/99       15,065                26,950                 17,097                        13,670
6/30/99       16,044                28,846                 18,517                        13,550
9/30/99       15,677                27,049                 17,936                        13,642
12/31/99      18,290                31,071                 20,261                        13,625
3/31/00       19,336                31,783                 21,507                        13,926
6/30/00       18,941                30,938                 21,836                        14,168
9/30/00       19,153                30,639                 22,821                        14,595
12/31/00      17,410                28,243                 20,742                        15,209
3/31/01       16,781                24,897                 19,696                        15,671
6/30/01       17,371                26,353                 19,593                        15,759
9/30/01       15,754                22,486                 17,801                        16,486
12/31/01      16,836                24,889                 19,057                        16,493
3/31/02       16,970                24,957                 18,687                        16,509
6/30/02       15,970                21,616                 17,254                        17,118
9/30/02       14,608                17,884                 15,688                        17,903
12/31/02      15,727                19,390                 17,290                        18,185

Average Annual Total Returns of Class A Shares of the Fund at 12/31/02* 1-Year -11.96% 5-Year 0.80% Since Inception 6.08%

* See Notes on page 11 for further details.



                  8 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

           Oppenheimer Convertible       S&P 500     Goldman Sachs Convertible     Lehman Brothers
          Securities Fund (Class B)       Index           Bond 100 Index         Aggregate Bond Index
5/1/95             10,000                10,000               10,000                     10,000
6/30/95            10,566                10,640               10,631                     10,463
9/30/95            11,421                11,485               11,224                     10,669
12/31/95           11,509                12,176               11,480                     11,123
3/31/96            11,730                12,829               12,174                     10,926
6/30/96            11,948                13,404               12,423                     10,988
9/30/96            12,180                13,819               12,796                     11,191
12/31/96           12,577                14,970               13,054                     11,527
3/31/97            12,797                15,372               13,231                     11,463
6/30/97            13,796                18,053               14,461                     11,884
9/30/97            14,844                19,405               15,967                     12,278
12/31/97           14,832                19,962               15,599                     12,640
3/31/98            16,045                22,745               16,949                     12,836
6/30/98            15,587                23,500               16,769                     13,136
9/30/98            13,912                21,168               14,778                     13,692
12/31/98           15,322                25,671               16,805                     13,738
3/31/99            15,542                26,950               17,097                     13,670
6/30/99            16,509                28,846               18,517                     13,550
9/30/99            16,112                27,049               17,936                     13,642
12/31/99           18,747                31,071               20,261                     13,625
3/31/00            19,781                31,783               21,507                     13,926
6/30/00            19,343                30,938               21,836                     14,168
9/30/00            19,529                30,639               22,821                     14,595
12/31/00           17,708                28,243               20,742                     15,209
3/31/01            17,033                24,897               19,696                     15,671
6/30/01            17,618                26,353               19,593                     15,759
9/30/01            15,979                22,486               17,801                     16,486
12/31/01           17,076                24,889               19,057                     16,493
3/31/02            17,212                24,957               18,687                     16,509
6/30/02            16,198                21,616               17,254                     17,118
9/30/02            14,816                17,884               15,688                     17,903
12/31/02           15,951                19,390               17,290                     18,185

Average Annual Total Returns of Class B Shares of the Fund at 12/31/02* 1-Year -11.86% 5-Year 0.91% Since Inception 6.28%

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

          Oppenheimer Convertible     S&P 500    Goldman Sachs Convertible   Lehman Brothers Aggregate
         Securities Fund (Class C)     Index           Bond 100 Index               Bond Index
3/11/96            10,000              10,000               10,000                     10,000
3/31/96            10,048              10,096               10,138                      9,930
6/30/96            10,235              10,549               10,344                      9,987
9/30/96            10,426              10,875               10,656                     10,172
12/31/96           10,774              11,781               10,871                     10,477
3/31/97            10,955              12,097               11,017                     10,418
6/30/97            11,811              14,207               12,041                     10,801
9/30/97            12,711              15,271               13,296                     11,160
12/31/97           12,701              15,710               12,989                     11,488
3/31/98            13,742              17,899               14,114                     11,667
6/30/98            13,349              18,494               13,964                     11,939
9/30/98            11,921              16,658               12,306                     12,444
12/31/98           13,122              20,202               13,993                     12,486
3/31/99            13,311              21,209               14,237                     12,424
6/30/99            14,140              22,701               15,420                     12,315
9/30/99            13,812              21,287               14,936                     12,399
12/31/99           16,062              24,452               16,871                     12,384
3/31/00            16,950              25,012               17,909                     12,657
6/30/00            16,573              24,347               18,183                     12,877
9/30/00            16,722              24,111               19,003                     13,265
12/31/00           15,169              22,226               17,272                     13,823
3/31/01            14,591              19,593               16,401                     14,243
6/30/01            15,076              20,739               16,315                     14,323
9/30/01            13,644              17,696               14,823                     14,984
12/31/01           14,566              19,587               15,869                     14,991
3/31/02            14,643              19,641               15,561                     15,005
6/30/02            13,753              17,011               14,367                     15,559
9/30/02            12,567              14,074               13,064                     16,272
12/31/02           13,489              15,259               14,398                     16,528

Average Annual Total Returns of Class C Shares of the Fund at 12/31/02* 1-Year -8.28% 5-Year 1.21% Since Inception 4.50%

The performance information for all three indices in the graphs begins on 4/30/95 for Class A and Class B, 2/29/96 for Class C, 12/31/92 for Class M and 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.




                  9 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FUND PERFORMANCE

Class M Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

            Oppenheimer Convertible     S&P 500      Goldman Sachs Convertible     Lehman Brothers Aggregate
           Securities Fund (Class M)     Index             Bond 100 Index                 Bond Index
12/31/92                9,675            10,000                10,000                       10,000
3/31/93                10,346            10,436                10,694                       10,413
6/30/93                10,495            10,486                11,107                       10,690
9/30/93                11,407            10,757                11,401                       10,968
12/31/93               11,730            11,006                11,713                       10,975
3/31/94                11,924            10,589                11,590                       10,660
6/30/94                11,626            10,633                11,287                       10,550
9/30/94                12,183            11,152                11,689                       10,615
12/31/94               11,591            11,150                11,143                       10,655
3/31/95                12,383            12,235                12,085                       11,192
6/30/95                13,386            13,401                13,157                       11,874
9/30/95                14,482            14,465                13,890                       12,107
12/31/95               14,604            15,335                14,207                       12,623
3/31/96                14,894            16,158                15,067                       12,399
6/30/96                15,182            16,883                15,374                       12,470
9/30/96                15,488            17,405                15,836                       12,701
12/31/96               16,003            18,854                16,156                       13,082
3/31/97                16,294            19,361                16,374                       13,008
6/30/97                17,566            22,737                17,896                       13,486
9/30/97                18,916            24,440                19,760                       13,934
12/31/97               18,914            25,142                19,305                       14,345
3/31/98                20,477            28,647                20,976                       14,568
6/30/98                19,917            29,598                20,753                       14,908
9/30/98                17,787            26,660                18,289                       15,538
12/31/98               19,591            32,332                20,797                       15,591
3/31/99                19,890            33,943                21,159                       15,513
6/30/99                21,143            36,331                22,916                       15,377
9/30/99                20,647            34,068                22,197                       15,481
12/31/99               24,047            39,133                25,074                       15,462
3/31/00                25,391            40,029                26,617                       15,804
6/30/00                24,843            38,966                27,023                       16,079
9/30/00                25,086            38,588                28,242                       16,564
12/31/00               22,772            35,571                25,670                       17,260
3/31/01                21,918            31,357                24,375                       17,784
6/30/01                22,662            33,190                24,247                       17,884
9/30/01                20,525            28,321                22,030                       18,709
12/31/01               21,926            31,347                23,585                       18,718
3/31/02                22,057            31,433                23,127                       18,735
6/30/02                20,730            27,224                21,353                       19,427
9/30/02                18,956            22,524                19,415                       20,317
12/31/02               20,357            24,421                21,398                       20,637


Average Annual Total Returns of Class M Shares of the Fund at 12/31/02* 1-Year -10.17% 5-Year 0.81% 10-Year 7.37%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

          Oppenheimer Convertible      S&P 500   Goldman Sachs Convertible    Lehman Brothers Aggregate
        Securities Fund (Class N)       Index         Bond 100 Index                  Bond Index
3/1/01            10,000               10,000             10,000                        10,000
3/31/01            9,690                9,367              9,518                        10,050
6/30/01           10,020                9,915              9,468                        10,107
9/30/01            9,073                8,460              8,602                        10,573
12/31/01           9,698                9,364              9,209                        10,578
3/31/02            9,770                9,390              9,030                        10,588
6/30/02            9,188                8,132              8,338                        10,979
9/30/02            8,398                6,728              7,581                        11,482
12/31/02           9,027                7,295              8,355                        11,663


Average Annual Total Returns of Class N Shares of the Fund at 12/31/02* 1-Year -7.81% Since Inception -5.43%

* See Notes on page 11 for further details.
The performance information for all three indices in the graphs begins on 4/30/95 for Class A and Class B, 2/29/96 for Class C, 12/31/92 for Class M and 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                  10 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 5/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/11/96. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class M shares of the Fund were first publicly offered on 6/3/86. Class M returns include the current maximum initial sales charge of 3.25%. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class M shares are subject to an annual 0.50% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.




                  11 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                            Financial Statements
                                                                     Pages 13-39






                  12 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS December 31, 2002


                                                                                   Principal          Market Value
                                                                                      Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--52.5%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary--12.8%
-------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.9%
Gtech Holdings Corp., 1.75% Cv. Unsec. Debs., 12/15/21                          $  2,000,000        $    2,560,000
-------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 5% Cv. Sub. Nts., 5/15/06                                     3,500,000             3,368,750
-------------------------------------------------------------------------------------------------------------------
Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 5.30%, 2/2/21 1                                                10,000,000             3,850,000
                                                                                                    ---------------
                                                                                                         9,778,750

-------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.6%
Amazon.com, Inc., 4.75% Cv. Sub. Debs., 2/1/09 2                                   4,000,000             2,955,000
-------------------------------------------------------------------------------------------------------------------
Media--8.1%
America Online, Inc., Zero Coupon Cv. Nts., 4.03%, 12/6/19 1                       8,000,000             4,440,000
-------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 0.348% Cv. Sr. Nts., 2/23/21                             6,000,000             4,342,500
-------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 4.875% Cv. Nts., 1/1/07 2                           5,000,000             4,450,000
-------------------------------------------------------------------------------------------------------------------
Getty Images, Inc., 5% Cv. Sub. Nts., 3/15/07 2                                    4,000,000             3,715,000
-------------------------------------------------------------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv. Sub. Nts., 9/16/04                               4,000,000             3,505,000
-------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.: 3.25% Exchangeable Sr. Sec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock) 2                              7,000,000             6,597,500
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for Viacom,
Inc., Cl. B common stock or cash based on the value thereof)                       1,000,000               942,500
4% Exchangeable Sr. Debs., 11/15/29 [exchangeable for Sprint Corp.
(PCS Group), Series 1 common stock or cash based on the value of that stock]      10,000,000             5,437,500
-------------------------------------------------------------------------------------------------------------------
News America, Inc., Zero Coupon Cv. Liquid Yield Option Nts., 3.51%, 2/28/21 1,2  10,000,000             5,212,500
-------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc., Zero Coupon Cv. Sr. Unsec. Nts., 0.07%, 7/31/32 1             4,000,000             4,045,000
                                                                                                    ---------------
                                                                                                        42,687,500

-------------------------------------------------------------------------------------------------------------------
Specialty Retail--2.2%
Gap, Inc. (The), 5.75% Cv. Sr. Nts., 3/15/09 2                                     5,000,000             6,262,500
-------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.50%, 2/16/21 1                                                      3,000,000             2,227,500
-------------------------------------------------------------------------------------------------------------------
TJX Cos., Inc. (The), Zero Coupon Cv. Unsec. Sub. Liquid Yield
Option Nts., 1.66%, 2/13/21 1,2                                                    4,000,000             3,285,000
                                                                                                    ---------------
                                                                                                        11,775,000

-------------------------------------------------------------------------------------------------------------------
Energy--3.7%
-------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services--1.3%
Pride International, Inc., Zero Coupon Cv. Sub. Debs., 5.50%, 4/24/18 1            8,000,000             3,890,000
-------------------------------------------------------------------------------------------------------------------
Transocean Sedco Forex, Inc., Zero Coupon Cv. Sr. Unsec. Debs.,  3.47%, 5/24/20 1  5,000,000             3,100,000
                                                                                                    ---------------
                                                                                                         6,990,000




                  13 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                   Principal          Market Value
                                                                                      Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------
Oil & Gas--2.4%
Devon Energy Corp., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
(cv. into Chevron Corp. common stock)                                         $    6,000,000         $   6,067,500
-------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.25% Cv. Unsec. Sub. Nts., 2/15/10                              6,000,000             6,532,500
                                                                                                    ---------------
                                                                                                        12,600,000

-------------------------------------------------------------------------------------------------------------------
Financials--3.5%
-------------------------------------------------------------------------------------------------------------------
Diversified Financials--0.8%
E*TRADE Group, Inc., 6% Cv. Unsec. Sub. Nts., 2/1/07                               3,000,000             2,246,250
-------------------------------------------------------------------------------------------------------------------
Providian Financial Corp., 3.25% Cv. Sr. Unsec. Nts., 8/15/05                      3,000,000             2,246,250
                                                                                                    ---------------
                                                                                                         4,492,500

-------------------------------------------------------------------------------------------------------------------
Insurance--1.5%
USF&G Corp., Zero Coupon Cv. Sub. Nts., 4.94%, 3/3/09 1                            5,000,000             3,893,750
-------------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Zero Coupon Cv. Sr. Unsec. Debs., 3.14%, 5/23/21 1,2              6,000,000             3,825,000
                                                                                                    ---------------
                                                                                                         7,718,750

-------------------------------------------------------------------------------------------------------------------
Real Estate--1.2%
EOP Operating LP, 7.25% Cv. Sr. Nts., 11/15/08 2                                   6,000,000             6,277,500
-------------------------------------------------------------------------------------------------------------------
Health Care--7.4%
-------------------------------------------------------------------------------------------------------------------
Biotechnology--2.2%
Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07                                     3,000,000             2,576,250
-------------------------------------------------------------------------------------------------------------------
Genzyme Corp., 3% Cv. Unsec. Sub. Debs., 5/15/21                                   4,000,000             3,710,000
-------------------------------------------------------------------------------------------------------------------
ImClone Systems, Inc., 5.50% Cv. Sub. Unsec. Nts., 3/1/05                          2,000,000             1,400,000
-------------------------------------------------------------------------------------------------------------------
Invitrogen Corp., 5.50% Cv. Unsec. Sub. Nts., 3/1/07                               4,000,000             3,710,000
                                                                                                    ---------------
                                                                                                        11,396,250

-------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.0%
Medtronic, Inc., 1.25% Cv. Nts., 9/15/21 2                                         5,000,000             5,262,500
-------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services--0.6%
Quest Diagnostics, Inc., 1.75% Cv. Sr. Unsec. Debs., 11/30/21                      3,000,000             3,150,000
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.6%
Alza Corp., Zero Coupon Cv. Unsec. Sub. Debs., 2.81%, 7/28/20 1,2                  5,000,000             3,912,500
-------------------------------------------------------------------------------------------------------------------
Ivax Corp., 5.50% Cv. Sr. Unsec. Sub. Nts., 5/15/07                                3,500,000             3,128,125
-------------------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Cv. Unsec. Unsub. Liquid Yield
Option Nts., 4.78%, 4/20/10 1,2                                                   10,000,000             6,163,000
-------------------------------------------------------------------------------------------------------------------
Sepracor, Inc., 7% Cv. Sub. Debs., 12/15/05                                        2,000,000             1,660,000
-------------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., 1.50% Cv. Nts., 10/15/05 2                    4,000,000             4,300,000
                                                                                                    ---------------
                                                                                                        19,163,625

-------------------------------------------------------------------------------------------------------------------
Industrials--4.5%
-------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies--1.0%
Cendant Corp., Zero Coupon Cv. Sr. Debs., 3%, 5/4/21                               2,500,000             2,478,125
-------------------------------------------------------------------------------------------------------------------
CheckFree Corp., 6.50% Cv. Nts., 12/1/06                                           3,000,000             2,778,750
                                                                                                    ---------------
                                                                                                         5,256,875





                  14 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                   Principal          Market Value
                                                                                      Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------
Construction & Engineering--0.3%
Shaw Group, Inc. (The), Zero Coupon Cv. Sr. Unsec. Liquid Yield Option
Nts., 0.88%, 5/1/21 1                                                          $   3,000,000         $   1,732,500
-------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--1.4%
Tyco International Ltd., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 0.60%, 11/17/20 1                                                    10,000,000             7,212,500
-------------------------------------------------------------------------------------------------------------------
Machinery--1.4%
Danaher Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.42%, 1/22/21 1                                                      8,000,000             5,410,000
-------------------------------------------------------------------------------------------------------------------
SystemOne Technologies, Inc.: 8.25% Cv. Sub. Nts., 12/31/05 2                      2,947,809             1,031,733
8.25% Cv. Sub. Nts., 12/31/05 2                                                    2,947,809             1,031,733
                                                                                                    ---------------
                                                                                                         7,473,466

-------------------------------------------------------------------------------------------------------------------
Road & Rail--0.4%
GATX Corp., 7.50% Cv. Sr. Unsec. Nts., 2/1/07 2                                    2,000,000             2,160,000
-------------------------------------------------------------------------------------------------------------------
Information Technology--16.5%
-------------------------------------------------------------------------------------------------------------------
Communications Equipment--2.5%
Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06                                 3,500,000             2,852,500
-------------------------------------------------------------------------------------------------------------------
Corning, Inc., 3.50% Cv. Sr. Nts., 11/1/08                                         5,000,000             3,475,000
-------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                        4,500,000             3,510,000
-------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.:
4.25% Cv. Sr. Nts., 9/1/08 2                                                       5,000,000             2,637,500
4.25% Cv. Sr. Unsec. Nts., 9/1/08                                                  1,000,000               527,500
                                                                                                    ---------------
                                                                                                        13,002,500

-------------------------------------------------------------------------------------------------------------------
Computers & Peripherals--0.3%
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04                                            2,000,000             1,780,000
-------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments--4.0%
Agilent Technologies, Inc.:
3% Cv. Sr. Unsec. Nts., 12/1/21 2                                                  3,000,000             2,891,250
3% Cv. Sr. Debs., 12/1/21 4                                                        1,000,000               963,750
-------------------------------------------------------------------------------------------------------------------
Celestica, Inc., Zero Coupon Cv. Nts., 4.29%, 8/1/20 1                            10,000,000             4,637,500
-------------------------------------------------------------------------------------------------------------------
Sanmina-SCI Corp., 4.25% Cv. Unsec. Nts., 5/1/04                                   2,500,000             2,443,750
-------------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield Option Nts.,
4.21% 10/20/20 1                                                                   8,000,000             4,100,000
-------------------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4% Cv. Unsec. Sub. Nts., Series RG, 1/15/05                 6,000,000             5,955,000
                                                                                                    ---------------
                                                                                                        20,991,250

-------------------------------------------------------------------------------------------------------------------
IT Consulting & Services--1.0%
Electronic Data Systems Corp., Zero Coupon Cv. Sr. Unsec.
Nts., 1.55%, 10/10/21 1                                                            5,000,000             3,825,000
-------------------------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc., 5% Cv. Unsec. Sub. Nts., 6/15/06                      2,000,000             1,260,000
                                                                                                    ---------------
                                                                                                         5,085,000



                  15 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                   Principal          Market Value
                                                                                      Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products--5.7%
Advanced Micro Devices, Inc.: 4.75% Cv. Sr. Unsec. Nts., 2/1/22 2,4             $  3,000,000        $    1,882,500
4.75% Cv. Sr. Debs., 2/1/22                                                        1,000,000               627,500
-------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.50% Cv. Sub. Nts., 12/15/09                                 2,500,000             1,959,375
-------------------------------------------------------------------------------------------------------------------
ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04 2                             4,000,000             3,510,000
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05                            2,500,000             2,096,875
-------------------------------------------------------------------------------------------------------------------
International Rectifier Corp., 4.25% Cv. Sub. Nts., 7/15/07 2                      4,000,000             3,435,000
-------------------------------------------------------------------------------------------------------------------
Lam Research Corp., 4% Cv. Unsec. Sub. Nts., 6/1/06                                4,000,000             3,500,000
-------------------------------------------------------------------------------------------------------------------
Lattice Semiconductor Corp., 4.75% Cv. Unsec. Sub. Nts., 11/1/06                   3,000,000             2,703,750
-------------------------------------------------------------------------------------------------------------------
LSI Logic Corp.:
4% Cv. Sub. Nts., 11/1/06 2                                                        3,000,000             2,460,000
4% Cv. Unsec. Sub. Nts., 11/1/06                                                   2,000,000             1,640,000
-------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc., 3.75% Cv. Nts., 8/15/05                                    4,000,000             3,480,000
-------------------------------------------------------------------------------------------------------------------
Semtech Corp., 4.50% Cv. Sub. Nts., 2/1/07                                         3,000,000             2,628,750
                                                                                                    ---------------
                                                                                                        29,923,750

-------------------------------------------------------------------------------------------------------------------
Software--3.0%
BEA Systems, Inc., 4% Cv. Nts., 12/15/06                                           5,000,000             4,550,000
-------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5% Cv. Sr. Nts., 3/15/07 2                4,000,000             4,075,000
-------------------------------------------------------------------------------------------------------------------
Mentor Graphics Corp., 6.875% Cv. Sub. Nts., 6/15/07 2                             2,000,000             1,627,500
-------------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp., 4.75% Cv. Nts., 7/1/07 2                                4,000,000             3,610,000
-------------------------------------------------------------------------------------------------------------------
Symantec Corp., 3% Cv. Sub. Nts., 11/1/06 2                                        1,500,000             2,120,625
                                                                                                    ---------------
                                                                                                        15,983,125

-------------------------------------------------------------------------------------------------------------------
Materials--1.8%
-------------------------------------------------------------------------------------------------------------------
Metals & Mining--1.8%
Freeport-McMoRan Cooper & Gold, Inc., 8.25% Cv. Sr. Nts., 1/31/06 2                2,500,000             3,559,375
-------------------------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04                                                 6,000,000             6,052,500
                                                                                                    ---------------
                                                                                                         9,611,875

-------------------------------------------------------------------------------------------------------------------
Telecommunication Services--1.6%
-------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--1.6%
Bell Atlantic Financial Services, Inc., 5.75% Cv. Nts., 4/1/03                     3,000,000             3,040,500
-------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp., Zero Coupon Cv. Sr. Unsub. Nts.,  1.34%, 5/15/21     9,000,000             5,242,500
                                                                                                    ---------------
                                                                                                         8,283,000

-------------------------------------------------------------------------------------------------------------------
Utilities--0.7%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.2%
Xcel Energy, Inc., 7.50% Cv. Sr. Nts., 11/21/07 2                                  1,000,000             1,190,000
-------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.5%
El Paso Corp., Zero Coupon Cv. Debs., 6.10%, 2/28/21 1                             8,000,000             2,520,000
                                                                                                    ---------------
Total Convertible Corporate Bonds and Notes (Cost $285,840,683)                                        276,453,216




                  16 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                   Principal          Market Value
                                                                                      Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--0.3%
-------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp., Units (each unit consists of $1,000 principal amount of 12% sr. nts., 8/15/06 and one warrant to purchase
cl. c common stock  at $3.86 per share) 3,5 (Cost $1,500,000)                   $  1,500,000        $    1,680,000

                                                                                      Shares
-------------------------------------------------------------------------------------------------------------------
Preferred Stocks--32.0%
-------------------------------------------------------------------------------------------------------------------
Consumer Discretionary--4.3%
-------------------------------------------------------------------------------------------------------------------
Automobiles--2.4%
Ford Motor Co. Capital Trust II, 6.50% Cum. Cv. Trust Preferred
Securities, Non-Vtg.                                                                 135,000             5,450,625
-------------------------------------------------------------------------------------------------------------------
General Motors Corp., 4.50% Cv. Sr. Debs., Series A                                  300,000             7,329,000
                                                                                                    ---------------
                                                                                                        12,779,625

-------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.3%
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable
Shares, Non-Vtg.                                                                     100,000             1,625,000
-------------------------------------------------------------------------------------------------------------------
Media--0.9%
Equity Securities Trust I/Cablevision Systems Corp., 6.50% Cv., Series CVC           120,000             2,415,000
-------------------------------------------------------------------------------------------------------------------
Tribune Co., 2% Cv. Unsec. Participation Hybrid Option Note
Exchangeable Securities (exchangeable for shares of America Online, Inc.)             30,000             2,250,000
                                                                                                    ---------------
                                                                                                         4,665,000

-------------------------------------------------------------------------------------------------------------------
Specialty Retail--0.7%
Toys R Us, Inc., 6.25% Cv. Equity Units (each unit has a stated amount of $50 and consists of a contract to purchase Toys R Us, Inc. common stock and
$50 principal amount of Toys R Us, Inc., 6.25% sr. nts., 8/16/07) 5                   40,000             1,346,000
-------------------------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income Preferred
Securities, Non-Vtg.                                                                  70,000             2,030,000
                                                                                                    ---------------
                                                                                                         3,376,000

-------------------------------------------------------------------------------------------------------------------
Consumer Staples--0.7%
-------------------------------------------------------------------------------------------------------------------
Food Products--0.7%
Dean Foods Capital Trust II/Dean Foods Corp., 5.50% Trust Cv.
Preferred Securities, Non-Vtg.                                                        75,000             3,965,625
-------------------------------------------------------------------------------------------------------------------
Energy--3.5%
-------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services--1.2%
Weatherford International Ltd., 5% Cv. Sub. Preferred Equivalent Debs.               120,000             6,180,000
-------------------------------------------------------------------------------------------------------------------
Oil & Gas--2.3%
Kerr-McGee Corp., 5.50% Cv. Unsec. Debt Exchangeable for Common
Stock of Devon Energy Corp.                                                           75,000             3,210,000
-------------------------------------------------------------------------------------------------------------------
Newfield Financial Trust I, 6.50% Cum. Cv., Quarterly Income Preferred
Securities, Series A                                                                  70,000             3,946,250
-------------------------------------------------------------------------------------------------------------------
Unocal Capital Trust, 6.25% Cum. Cv., Non-Vtg.                                       100,000             5,137,500
                                                                                                    ---------------
                                                                                                        12,293,750


                  17 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                                      Market Value
                                                                                      Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------
Financials--7.4%
-------------------------------------------------------------------------------------------------------------------
Banks--1.5%
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract
entitling the holder to exchange ExCaps for ordinary shares of the Bank) 5            80,000         $   2,604,000
-------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital Trust I, 5.375% Cum. Cv. Units (each unit consists of one preferred stock and one warrant to purchase Washington
Mutual, Inc.), Non-Vtg. 5                                                            100,000             5,187,500
                                                                                                    ---------------
                                                                                                         7,791,500

-------------------------------------------------------------------------------------------------------------------
Diversified Financials--0.6%
Capital One Financial Corp., 6.25% Cv. Upper DECS (each upper DECS has a stated amount of $50 and consists of a forward purchase contract to purchase
Capital One Financial Corp. common stock and $50 principal amount of
Capital One Financial Corp., 6.25% sr. nts., 5/17/07) 5                               50,000             1,443,750
-------------------------------------------------------------------------------------------------------------------
Household International, Inc., 8.75% Cv. Adjustable Conversion-Rate Equity
Security Units (each unit has a stated amount of $25 and consists of a contract to purchase Household International, Inc. common stock and $25 principal
amount of Household Finance Corp., 8.875% sr. unsec. nts., 2/15/08), Non-Vtg. 5,6     50,000             1,562,500
                                                                                                    ---------------
                                                                                                         3,006,250

-------------------------------------------------------------------------------------------------------------------
Insurance--3.3%
Hartford Financial Services Group, Inc. (The), 6% Cv. Equity Units [each equity unit has a stated amount of $50 and consists of a purchase contract to purchase $50 principal amount of Hartford Financial Services Group, Inc.
(The), 4.10% sr. nts., 11/16/08 and Hartford Financial Services Group, Inc.
(The) common stock] 5                                                                 50,000             2,481,250
-------------------------------------------------------------------------------------------------------------------
MetLife Capital Trust I, 8% Cum. Cv. Equity Security Units (each unit consists of a contract to purchase MetLife, Inc. common stock
and a redeemable  capital security of MetLife Capital Trust I), Non-Vtg. 5            50,000             4,111,500
-------------------------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 6.75% Cv. Equity Security Units (each unit consists of a contract to purchase Prudential Financial, Inc. common stock and a
redeemable capital security of Prudential Financial Capital Trust I), Non-Vtg. 5     100,000             5,457,000
-------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec. Sub. Nts.                    250,000             5,587,500
                                                                                                    ---------------
                                                                                                         17,637,250

-------------------------------------------------------------------------------------------------------------------
Real Estate--2.0%
Equity Residential Properties Trust, 7.25% Cum. Cv., Series G                        150,000             3,660,000
-------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., 7.25% Cv. Preferred Income Equity
Redeemable Stock, Series A                                                           100,000             3,329,000
-------------------------------------------------------------------------------------------------------------------
Host Marriott Financial Trust, 6.75% Cv. Quarterly Income Preferred Securities        90,000             3,375,000
                                                                                                    ---------------
                                                                                                        10,364,000

-------------------------------------------------------------------------------------------------------------------
Health Care--2.0%
-------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--0.8%
Baxter International, Inc., 7% Cv. Equity Units (each equity unit has a stated
value of $50 and consists of a purchase contract to purchase Baxter
International, Inc. common stock and $50 principal amount of Baxter
International, Inc., 3.60% sr. nts., 2/16/08), Non-Vtg. 5,6                           85,000             4,258,500



                  18 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                                      Market Value
                                                                                      Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services--1.2%
Anthem, Inc., 6% Cv. Equity Security Units (each unit has a stated amount of $50 and consists of a contract to purchase Anthem, Inc. common stock
and $50 principal amount of Anthem, Inc., 5.95% sub. debs.) 5                         30,000        $    2,336,250
-------------------------------------------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cv., Non-Vtg.                                            80,000             3,900,000
                                                                                                    ---------------
                                                                                                         6,236,250

-------------------------------------------------------------------------------------------------------------------
Industrials--4.6%
-------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--2.0%
Coltec Capital Trust, 5.25% Cv. Term Income Deferrable Equity Securities
(cv. into common stock of Coltec Industries, Inc.)                                    80,000             2,356,640
-------------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.25% Cv. Equity Units (each unit has a stated
amount of $100 and consists of a contract to purchase Northrop Grumman
Corp. common stock and $100 principal amount of Northrop Grumman
Corp., 5.25% sr. unsec. nts.), Non-Vtg. 5                                             40,000             4,309,600
-------------------------------------------------------------------------------------------------------------------
Raytheon Co./RC Trust I, 8.25% Cum. Cv. Equity Security Units (each unit consists of a contract to purchase Raytheon Co., Cl. B common stock and
a trust preferred security of RC Trust I), Non-Vtg. 5                                 75,000             4,095,000
                                                                                                    ---------------
                                                                                                        10,761,240

-------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.6%
Cendant Corp., 7.75% Cv. Upper DECS (each upper DECS has a stated value of $50 and consists of a forward purchase contract to purchase Cendant
Corp. common stock and $50 principal amount of Cendant Corp.,
6.75% sr. nts., 8/17/06), Non-Vtg. 5                                                 100,000             3,225,000
-------------------------------------------------------------------------------------------------------------------
Machinery--0.5%
Cummins Capital Trust I, 7% Cum. Cv., Non-Vtg. 2                                      60,000             2,692,500
-------------------------------------------------------------------------------------------------------------------
Road & Rail--1.5%
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income Deferrable Equity
Securities, Non-Vtg.                                                                 150,000             7,725,000
-------------------------------------------------------------------------------------------------------------------
Information Technology--1.6%
-------------------------------------------------------------------------------------------------------------------
Communications Equipment--1.1%
Lucent Technologies, Inc., 8% Non-Cum. Cv. Redeemable, Non-Vtg.                        5,000             2,487,500
-------------------------------------------------------------------------------------------------------------------
Motorola, Inc., 7% Cv. Equity Security Units (each unit has a stated amount of
$50 and consists of a contract to purchase Motorola, Inc. common stock and
$50 principal amount of Motorola, Inc., 6.50% sr. unsec. nts., 11/16/07) 5           100,000             3,200,000
                                                                                                    ---------------
                                                                                                         5,687,500

-------------------------------------------------------------------------------------------------------------------
Office Electronics--0.5%
Xerox Corp., 7.50% Cv. 2                                                              45,000             2,497,500
-------------------------------------------------------------------------------------------------------------------
Materials--2.0%
-------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.6%
Sealed Air Corp., $2.00 Cum. Cv., Series A, Vtg.                                      75,000             3,195,000
-------------------------------------------------------------------------------------------------------------------
Paper & Forest Products--1.4%
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg. (cv. into
International Paper Co. common stock)                                                160,000             7,460,000



                  19 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                                      Market Value
                                                                                      Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------
Telecommunication Services--1.8%
-------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--1.8%
Alltel Corp., 7.75% Cv. Equity Units (each equity unit consists of units referred to as corporate units, each with a stated value of $50 and includes a purchase contract to purchase Alltel Corp. common stock and $50
principal amount of Alltel Corp., 6.25% sr. nts., 5/17/07), Non-Vtg. 5               110,000        $    5,678,750
-------------------------------------------------------------------------------------------------------------------
CenturyTel, Inc., 6.875% Cv. Equity Units (each unit consists of units referred to as corporate units, each with a stated value of $25 and includes a purchase contract to purchase CenturyTel, Inc. common stock and $25 principal
amount of CenturyTel, Inc., 6.02% sr. nts., series j, due 2007), Non-Vtg. 5          150,000             3,855,000
                                                                                                    ---------------
                                                                                                         9,533,750

-------------------------------------------------------------------------------------------------------------------
Utilities--4.1%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.5%
Calpine Capital Trust II, 5.50% Cum. Cv. Remarketable Term Income Deferrable
Equity Securities, Non-Vtg.                                                          100,000             1,500,000
-------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 8.75% Cv. Equity Security Units (each unit has a stated value of $25 and consists of a contract to purchase DTE Energy Co. common stock
and $25 principal amount of DTE Energy Co., 4.15% sr. unsec. nts., 8/16/07) 5        120,000             3,274,800
-------------------------------------------------------------------------------------------------------------------
Duke Energy Corp., 8.25% Cv. Equity Units (each equity unit consists of units referred to as corporate units which consist of $25 principal amount of a
5.87% sr. nts., due 2006 and a contract to purchase Duke Energy Corp.
common stock), Non-Vtg. 5                                                            200,000             3,182,000
-------------------------------------------------------------------------------------------------------------------
FPL Group, Inc., 8.50% Cv. Equity Units (each unit consists of corporate units, each with a stated amount of $50 and includes a purchase contract to purchase FPL Group, Inc. common stock and $50 principal amount of FPL
Group Capital, Inc., 4.75% debs., series a, 2/16/07) 5                               110,000             6,132,500
-------------------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cum. Cv. Quarterly Income Preferred
Securities, Non-Vtg.                                                                 100,000             4,537,500
                                                                                                    ---------------
                                                                                                        18,626,800

-------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
Sempra Energy, 8.50% Cv. Equity Units (each equity unit consists of income equity units, each has a stated value of $25 and consists of a purchase contract to purchase Sempra Energy common stock and $25 principal
amount of Sempra Energy, 5.60% sr. nts., 5/17/07) 5                                  135,000             3,246,750
                                                                                                    ---------------
Total Preferred Stocks (Cost $168,178,196)                                                             168,829,790



                  20 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                                      Market Value
                                                                                      Shares            See Note 1
-------------------------------------------------------------------------------------------------------------------
Common Stocks--0.8%
-------------------------------------------------------------------------------------------------------------------
Carnival Corp.                                                                       100,000        $    2,495,000
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc. 6,7                                                                  2,610,710               169,696
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares 3,6,7                                       2,015,119                75,567
-------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                          75,000             1,591,500
                                                                                                    ---------------
Total Common Stocks (Cost $7,303,271)                                                                    4,331,763
                                                                                       Units
-------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/8/04 3,6,7,8                                             367,801                14,712
-------------------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt. to be used to purchase 53,309 shares
of restricted common stock in rights offering 3,6,7                                       --                15,993
-------------------------------------------------------------------------------------------------------------------
SystemOne Technologies, Inc. Wts., Exp. 12/31/05 6                                   200,000                89,600
                                                                                                    ---------------
Total Rights, Warrants and Certificates (Cost $278,080)                                                    120,305

                                                                                   Principal
                                                                                      Amount
-------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--4.9%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 3.625%, 3/31/04 (Cost $25,015,891)                           $25,000,000            25,726,575

-------------------------------------------------------------------------------------------------------------------
Structured Notes--3.6%
Credit Suisse First Boston Corp. (New York Branch), Comcast Corp. Equity
Linked Nts., 8%, 12/23/03                                                            125,000             2,965,625
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Capped Appreciation Linked Nts., 6%, 10/7/03
(linked to the performance of the Standard & Poor's 500 index)                    15,000,000            16,098,630
                                                                                                    ---------------
Total Structured Notes (Cost $18,003,750)                                                               19,064,255

-------------------------------------------------------------------------------------------------------------------
Joint Repurchase Agreements--4.9%
-------------------------------------------------------------------------------------------------------------------
Undivided interest of 2.24% in joint repurchase agreement (Market Value
$1,146,610,000) with PaineWebber, Inc., 1.13%, dated 12/31/02, to be repurchased at $25,678,612 on 1/2/03, collateralized by Federal National
Mortgage Assn., 7%, 5/1/32, with a value of $505,123,311 and Federal Home Loan
Mortgage Corp., 5.50%, 12/1/32-1/1/33, with a value of $665,564,559 (Cost
$25,677,000)                                                                      25,677,000            25,677,000

-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $531,796,871)                                         99.0%          521,882,904
-------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                          1.0             5,279,671
                                                                                 ----------------------------------
Net Assets                                                                             100.0%         $527,162,575
                                                                                 ==================================



                  21 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued


Footnotes to Statement of Investments
1. Zero coupon bond reflects effective yield on the date of purchase.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $104,630,216 or 19.85% of the Fund's net assets as of December 31, 2002.
3. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
4. Represents the current interest rate for a variable or increasing rate security.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
6. Non-income producing security.
7. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2002 amounts to $275,968. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                        Unrealized
                             Shares/Units       Gross      Gross       Shares/Units   Appreciation
                        December 31, 2001   Additions Reductions  December 31, 2002  (Depreciation)
-------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Danskin, Inc.                   2,610,710          --         --          2,610,710    $(2,916,880)
Danskin, Inc. Restricted
Common Shares                   2,015,119          --         --          2,015,119       (452,569)
Danskin, Inc. Wts., Exp. 10/8/04  367,801          --         --            367,801         14,712
Portion of Danskin, Inc.
Promissory Nt. to be used to
purchase 53,309 shares of
restricted common
stock in rights offering              --           --         --                --              --


8. Issuer is in default.

See accompanying Notes to Financial Statements.



                  22 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002

-------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $528,166,166)                        $521,606,936
Affiliated companies (cost $3,630,705)                                 275,968
                                                                  -------------
                                                                   521,882,904
-------------------------------------------------------------------------------
Cash                                                                 2,355,745
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                               3,619,153
Shares of beneficial interest sold                                   1,299,941
Investments sold                                                       792,017
Other                                                                   10,590
                                                                  -------------
Total assets                                                       529,960,350

-------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                               2,018,930
Distribution and service plan fees                                     318,811
Registration and filing fees                                           152,607
Trustees' compensation                                                  94,683
Shareholder reports                                                     90,900
Transfer and shareholder servicing agent fees                           80,624
Other                                                                   41,220
                                                                  -------------
Total liabilities                                                    2,797,775

-------------------------------------------------------------------------------
Net Assets                                                        $527,162,575
                                                                  =============

-------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                    700,319,081
-------------------------------------------------------------------------------
Overdistributed net investment income                               (1,934,293)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions          (161,308,246)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments                          (9,913,967)
                                                                  -------------
Net Assets                                                        $527,162,575
                                                                  =============



                  23 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$202,967,769 and 17,984,520 shares of beneficial interest outstanding)    $11.29
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $11.98
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $154,350,074 and 13,654,959 shares of beneficial
interest outstanding)                                                     $11.30
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,031,311 and 5,410,729 shares of beneficial interest
outstanding)                                                              $11.28
--------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price per share (based on net assets of $108,425,890 and 9,613,029 shares of beneficial
interest outstanding)                                                     $11.28
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $11.97
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $387,531 and 34,339 shares of beneficial interest outstanding)  $11.29



See accompanying Notes to Financial Statements.




                  24 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002


--------------------------------------------------------------------------------
Investment Income
Interest (net of foreign withholding taxes of $1,428)             $  21,074,534
--------------------------------------------------------------------------------
Dividends                                                            12,979,553
                                                                  --------------
Total investment income                                              34,054,087

--------------------------------------------------------------------------------
Expenses
Management fees                                                       2,848,275
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 449,951
Class B                                                               2,136,213
Class C                                                                 664,349
Class M                                                                 899,200
Class N                                                                   1,023
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 319,926
Class B                                                                 401,031
Class C                                                                 121,790
Class M                                                                 240,097
Class N                                                                     708
--------------------------------------------------------------------------------
Accounting service fees                                                 181,165
--------------------------------------------------------------------------------
Shareholder reports                                                      94,313
--------------------------------------------------------------------------------
Trustees' compensation                                                   41,347
--------------------------------------------------------------------------------
Custodian fees and expenses                                               4,431
--------------------------------------------------------------------------------
Other                                                                   271,513
                                                                  --------------
Total expenses                                                        8,675,332
Less reduction to custodian expenses                                     (4,431)
Less voluntary waiver of transfer and shareholder servicing
agent fees -- Class N                                                       (97)
                                                                  --------------
Net expenses                                                          8,670,804


--------------------------------------------------------------------------------
Net Investment Income                                                25,383,283

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on investments                                    (85,635,374)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 12,007,604
                                                                  --------------
Net realized and unrealized loss                                    (73,627,770)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(48,244,487)
                                                                  ==============




See accompanying Notes to Financial Statements.



                  25 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS


Year Ended December 31,                                        2002          2001
----------------------------------------------------------------------------------
Operations
Net investment income                                  $ 25,383,283  $ 23,473,433
----------------------------------------------------------------------------------
Net realized loss                                       (85,635,374)  (63,947,370)
----------------------------------------------------------------------------------
Net change in unrealized appreciation                    12,007,604     8,529,896
                                                       ---------------------------
Net decrease in net assets resulting from operations    (48,244,487)  (31,944,041)

----------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                 (10,356,782)   (9,339,475)
Class B                                                  (9,416,327)  (12,683,219)
Class C                                                  (3,014,487)   (3,332,948)
Class M                                                  (5,875,935)   (6,681,751)
Class N                                                     (11,341)         (686)

----------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                  38,583,437    (7,090,336)
Class B                                                (103,076,509)  (59,669,722)
Class C                                                  (7,317,685)   (7,490,065)
Class M                                                 (20,269,990)  (23,874,052)
Class N                                                     381,879        36,556

----------------------------------------------------------------------------------
Net Assets
Total decrease                                         (168,618,227) (162,069,739)
----------------------------------------------------------------------------------
Beginning of period                                     695,780,802   857,850,541
                                                       ---------------------------
End of period [including overdistributed net investment
income of $1,934,293 and $2,959,004, respectively]     $527,162,575  $695,780,802
                                                       ===========================



See accompanying Notes to Financial Statements.




                  26 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS


Class A     Year Ended December 31,           2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period        $12.76    $13.85    $16.36    $14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .57       .48       .72       .70       .70
Net realized and unrealized gain (loss)      (1.41)     (.94)    (1.45)     2.66      (.08)
                                           ------------------------------------------------
Total from investment operations              (.84)     (.46)     (.73)     3.36       .62
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.63)     (.63)     (.72)     (.70)     (.70)
Distributions from net realized gain            --        --     (1.06)    (1.14)     (.40)
                                           ------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.63)     (.63)    (1.78)    (1.84)    (1.10)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.29    $12.76    $13.85    $16.36    $14.84
                                           ================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (6.59)%   (3.30)%   (4.81)%   23.37%     4.08%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $202,968  $187,458  $210,903  $220,671  $221,693
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $190,677  $197,514  $225,938  $207,008  $220,423
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.77%     3.58%     4.42%     4.55%     4.55%
Expenses                                      0.99%     0.95%     0.90%     0.95%     0.93% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%       95%       90%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                  27 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B     Year Ended December 31,           2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period        $12.79    $13.87    $16.38    $14.87    $15.35
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .43       .38       .59       .59       .58
Net realized and unrealized gain (loss)      (1.38)     (.93)    (1.45)     2.65      (.08)
                                           ------------------------------------------------
Total from investment operations              (.95)     (.55)     (.86)     3.24       .50
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)     (.59)     (.58)
Distributions from net realized gain            --        --     (1.06)    (1.14)     (.40)
                                           ------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)    (1.73)     (.98)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.30    $12.79    $13.87    $16.38    $14.87
                                           ================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.44)%   (3.97)%  (5.55)%    22.35%     3.30%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $154,350  $286,829  $373,860  $431,370  $445,544
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $213,259  $330,806  $418,592  $414,611  $441,677
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.95%     2.75%     3.62%     3.79%     3.79%
Expenses                                      1.77%     1.71%     1.70%     1.71%     1.69% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%       95%       90%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

28 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class C     Year Ended December 31,           2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period        $12.76    $13.84    $16.35    $14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .46       .38       .59       .59       .58
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)     2.65      (.08)
                                           -------------------------------------------------
Total from investment operations              (.94)     (.55)     (.86)     3.24       .50
--------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.54)     (.53)     (.59)     (.59)     (.58)
Distributions from net realized gain            --        --     (1.06)    (1.14)     (.40)
                                           -------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.54)     (.53)    (1.65)    (1.73)     (.98)
--------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84    $16.35    $14.84
                                           ================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.39)%   (3.98)%   (5.56)%   22.41%     3.32%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $61,031   $76,846   $91,567   $94,352  $108,339
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $66,391   $85,774   $96,574   $94,329  $105,974
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         3.97%     2.80%     3.62%     3.80%     3.81%
Expenses                                      1.76%     1.71%     1.70%     1.70%     1.68% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%       95%       90%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                  29 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M     Year Ended December 31,           2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period        $12.76    $13.84    $16.35    $14.84    $15.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .49       .41       .64       .63       .62
Net realized and unrealized gain (loss)      (1.40)     (.93)    (1.45)     2.65      (.08)
                                           ------------------------------------------------
Total from investment operations              (.91)     (.52)     (.81)     3.28       .54
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income          (.57)     (.56)     (.64)     (.63)     (.62)
Distributions from net realized gain            --        --     (1.06)    (1.14)     (.40)
                                           ------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.57)     (.56)    (1.70)    (1.77)    (1.02)
-------------------------------------------------------------------------------------------
Net asset value, end of period              $11.28    $12.76    $13.84    $16.35    $14.84
                                           ================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1           (7.16)%   (3.72)%   (5.30)%   22.74%     3.58%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $108,426  $144,612  $181,521  $234,023  $263,716
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $122,897  $160,919  $213,617  $235,419  $288,953
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                         4.24%     3.04%     3.90%     4.06%     4.02%
Expenses                                      1.51%     1.45%     1.42%     1.45%     1.43% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                         52%       69%      127%       95%       90%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



                  30 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class N     Year Ended December 31,                                  2002      2001 1
-------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                               $12.76    $13.68
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .55       .42
Net realized and unrealized loss                                    (1.43)     (.84)
                                                                  -------------------
Total from investment operations                                     (.88)     (.42)
-------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.59)     (.50)
Distributions from net realized gain                                   --        --
                                                                  -------------------
Total dividends and/or distributions to shareholders                 (.59)     (.50)
-------------------------------------------------------------------------------------
Net asset value, end of period                                     $11.29    $12.76
                                                                  ===================

-------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                  (6.92)%   (3.02)%

-------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                             $388       $36
-------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $205       $10
-------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                4.38%     5.45%
Expenses                                                             1.43%     1.22%
Expenses, net of reduction to custodian expenses and/or
voluntary waiver of transfer agent fees                              1.38%     1.22%
-------------------------------------------------------------------------------------
Portfolio turnover rate                                                52%       69%


1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.




                  31 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond
Fund Series, is registered under the Investment Company Act of 1940, as amended, as an openend management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C, Class M and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a reduced front-end sales charge. Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C, M and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised 3.6% of the Fund's net assets, and resulted in unrealized gains in the current period of $1,060,505.



                  32 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009      $ 63,029,288
                              2010        90,466,996
                                        ------------
                              Total     $153,496,284
                                        ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $4,670,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2002, the Fund's projected benefit obligations were increased by $11,706 and payments of $2,372 were made to retired trustees, resulting in an accumulated liability of $91,115 as of December 31, 2002.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more




                  33 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $4,316,300. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:
                                           Year Ended        Year Ended
                                    December 31, 2002 December 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $28,674,872       $32,038,079
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                          -----------------------------
                 Total                    $28,674,872       $32,038,079
                                          =============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net
                 investment income             $  (1,934,293)
                 Accumulated net realized loss  (161,308,246)
                 Net unrealized depreciation      (9,913,967)
                                               -------------
                 Total                         $(173,156,506)
                                               =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at



                  34 | OPPENHEIMER CONVERTIBLE SECURITIES FUND
the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                        Year Ended December 31, 2002   Year Ended December 31, 2001 1
                               Shares         Amount          Shares           Amount
--------------------------------------------------------------------------------------
Class A
Sold                        8,236,543  $  96,210,339         5,335,346   $ 70,645,351
Dividends and/or
distributions reinvested      712,104      8,199,709           592,940      7,659,326
Redeemed                   (5,651,194)   (65,826,611)       (6,468,789)   (85,395,013)
                          ------------------------------------------------------------
Net increase (decrease)     3,297,453  $  38,583,437          (540,503)  $ (7,090,336)
                          ============================================================


--------------------------------------------------------------------------------------
Class B
Sold                        1,455,217  $  17,209,549         1,836,929   $ 24,546,682
Dividends and/or
distributions reinvested      550,830      6,406,897           645,437      8,359,820
Redeemed                  (10,784,316)  (126,692,955)       (6,998,202)   (92,576,224)
                          ------------------------------------------------------------
Net decrease               (8,778,269) $(103,076,509)       (4,515,836)  $(59,669,722)
                          ============================================================


--------------------------------------------------------------------------------------
Class C
Sold                          947,643  $  10,925,314           953,193   $ 12,743,441
Dividends and/or
distributions reinvested      173,843      2,006,345           167,797      2,167,180
Redeemed                   (1,734,724)   (20,249,344)       (1,711,747)   (22,400,686)
                          ------------------------------------------------------------
Net decrease                 (613,238) $  (7,317,685)         (590,757)  $ (7,490,065)
                          ============================================================


--------------------------------------------------------------------------------------
Class M
Sold                          169,391  $   1,991,974           200,443  $   2,659,283
Dividends and/or
distributions reinvested      344,816      3,977,838           339,715      4,388,937
Redeemed                   (2,237,918)   (26,239,802)       (2,317,734)   (30,922,272)
                          ------------------------------------------------------------
Net decrease               (1,723,711) $ (20,269,990)       (1,777,576) $ (23,874,052)
                          ============================================================

                  35 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest Continued

                        Year Ended December 31, 2002     Year Ended December 31, 2001 1
                               Shares         Amount          Shares           Amount
----------------------------------------------------------------------------------------
Class N
Sold                           37,735  $     451,651           2,808     $     35,921
Dividends and/or
distributions reinvested          855          9,599              50              648
Redeemed                       (7,108)       (79,371)             (1)             (13)
                        ----------------------------------------------------------------
Net increase                   31,482  $     381,879           2,857     $     36,556
                        ================================================================

1. For the year ended December 31, 2001, for Class A, B, C and M shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $272,963,623 and $360,348,026, respectively.
   As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $534,938,736 was composed of:

                    Gross unrealized appreciation $ 26,163,496
                    Gross unrealized depreciation  (39,219,328)
                                                  ------------
                    Net unrealized depreciation   $(13,055,832)
                                                  ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $50 million of average annual net assets of the Fund, 0.50% of the next $250 million and 0.4375% of average annual net assets over $300 million.
--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended, the Fund paid $181,165 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.


                  36 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            Aggregate     Aggregate       Class A       Class M
                            Front-End     Front-End     Front-End     Front-End
                        Sales Charges Sales Charges Sales Charges Sales Charges
                           on Class A    on Class M   Retained by   Retained by
Year Ended                     Shares        Shares   Distributor   Distributor
--------------------------------------------------------------------------------
December 31, 2002            $245,040       $26,914       $62,691        $5,185


                      Concessions       Concessions       Concessions       Concessions
                       on Class A        on Class B        on Class C        on Class N
                  Shares Advanced   Shares Advanced   Shares Advanced   Shares Advanced
Year Ended       by Distributor 1  by Distributor 1  by Distributor 1  by Distributor 1
---------------------------------------------------------------------------------------
December 31, 2002         $24,972          $367,794           $48,707            $2,617

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                  Class A       Class B       Class C        Class M        Class N
               Contingent    Contingent    Contingent     Contingent     Contingent
                 Deferred      Deferred      Deferred       Deferred       Deferred
            Sales Charges Sales Charges Sales Charges  Sales Charges  Sales Charges
              Retained by   Retained by   Retained by    Retained by    Retained by
Year Ended    Distributor   Distributor   Distributor    Distributor    Distributor
-----------------------------------------------------------------------------------
December 31, 2002  $2,677      $878,780        $8,296            $--            $24


--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $449,951, all of which were paid by the Distributor to recipients, and included $30,596 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C, Class M and Class N
Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C, Class M and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays an annual asset-based sales charge of 0.50% on Class M shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each of the Class B, Class C, Class M and Class N plans.



                  37 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                  Distributor's
                                                   Distributor's      Aggregate
                                                       Aggregate   Unreimbursed
                                                    Unreimbursed  Expenses as %
                   Total Payments  Amount Retained      Expenses  of Net Assets
                       Under Plan   by Distributor    Under Plan       of Class
--------------------------------------------------------------------------------
Class B Plan           $2,136,213       $1,626,563    $3,601,847           2.33%
Class C Plan              664,349           50,647     1,756,866           2.88
Class M Plan              899,200          314,268            --             --
Class N Plan                1,023            1,005         5,646           1.46


--------------------------------------------------------------------------------
5. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $1,786,272, which represents 0.34% of the Fund's net assets, of which $106,272 is considered restricted. Information concerning restricted securities is as follows:

                                                                                 Unrealized
                                Acquisition                  Valuation as of   Appreciation
Security                              Dates         Cost   December 31, 2002 (Depreciation)
-------------------------------------------------------------------------------------------
Stocks and/or Warrants
Danskin, Inc. Restricted
Common Shares                       8/14/95     $528,136            $75,567      $(452,569)
Danskin, Inc. Wts., Exp. 10/8/04    8/14/95           --             14,712         14,712
Portion of Danskin, Inc. Promissory Nt.
to be used to purchase 53,309 shares
of restricted common stock
in rights offering                  8/14/95       15,993             15,993             --



                  38 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to certain percentage of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
   The Fund had no borrowings outstanding for the year ended or at December 31, 2002.





                  39 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund Series:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Convertible Securities Fund, a portfolio of the Bond Fund Series, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
January 23, 2003



                  40 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FEDERAL INCOME TAX INFORMATION

--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends paid by the Fund during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 32.779% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                  41 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS


---------------------------------------------------------------------------------------
Name, Position(s) Held with          Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age         Other Trusteeships/Directorships Held by
                                     Trustee; Number of Portfolios in Fund Complex
                                     Currently Overseen by Trustee

INDEPENDENT                          The address of each Trustee in the chart below
TRUSTEES                             is 6803 S. Tucson Way, Centennial, CO
                                     80112-3924. Each Trustee serves for an
                                     indefinite term, until his or her resignation,
                                     retirement, death or removal.

Thomas W. Courtney,                  Principal of Courtney Associates, Inc. (venture
Chairman and Trustee                 capital firm); former General Partner of Trivest
(since 1996)                         Venture Fund (private venture capital fund);
Age: 69                              former President of Investment Counseling
                                     Federated Investors, Inc.; Trustee of Cash
                                     Assets Trust, a money market fund; Director of
                                     OCC Cash Reserves, Inc. and Trustee of OCC
                                     Accumulation Trust, both of which are open-end
                                     investment companies; Trustee of four funds for
                                     Pacific Capital and Tax Free Trust of Arizona.
                                     Oversees 10 portfolios in the OppenheimerFunds
                                     complex.

Paul Y. Clinton,                     Principal of Clinton Management Associates, a
Trustee (since 1996)                 financial and venture capital consulting firm;
Age: 71                              Trustee of Capital Cash Management Trust, a
                                     money-market fund and Narragansett Tax-Free
                                     Fund, a tax-exempt bond fund; Director of OCC
                                     Cash Reserves, Inc. and Trustee of OCC
                                     Accumulation Trust, both of which are open-end
                                     investment companies. Formerly: Director,
                                     External Affairs, Kravco Corporation, a national
                                     real estate owner and property management
                                     corporation; President of Essex Management
                                     Corporation, a management consulting company; a
                                     general partner of Capital Growth Fund, a
                                     venture capital partnership; a general partner
                                     of Essex Limited Partnership, an investment
                                     partnership; President of Geneve Corp., a
                                     venture capital fund; Chairman of Woodland
                                     Capital Corp., a small business investment
                                     company; and Vice President of W.R. Grace & Co.
                                     Oversees 10 portfolios in the OppenheimerFunds
                                     complex.

Robert G. Galli,                     A trustee or director of other Oppenheimer
Trustee (since 1996)                 funds. Formerly Vice Chairman (October
Age: 69                              1995-December 1997) of OppenheimerFunds, Inc.
                                     (the Manager). Oversees 41 portfolios in the
                                     OppenheimerFunds complex.


Lacy B. Herrmann,                    Chairman and Chief Executive Officer of Aquila
Trustee (since 1996)                 Management Corporation, the sponsoring
Age: 73                              organization and manager, administrator and/or
                                     sub-Adviser to the following open-end investment
                                     companies, and Chairman of the Board of Trustees
                                     and President of each: Churchill Cash Reserves
                                     Trust, Aquila-Cascadia Equity Fund, Pacific
                                     Capital Cash Assets Trust, Pacific Capital U.S.
                                     Treasuries Cash Assets Trust, Pacific Capital
                                     Tax-Free Cash Assets Trust, Prime Cash Fund,
                                     Narragansett Insured Tax-Free Income Fund,
                                     Tax-Free Fund For Utah, Churchill Tax-Free Fund
                                     of Kentucky, Tax-Free Fund of Colorado, Tax-Free
                                     Trust of Oregon, Tax-Free Trust of Arizona,
                                     Hawaiian Tax-Free Trust, and Aquila Rocky
                                     Mountain Equity Fund; Vice President, Director,
                                     Secretary, and formerly Treasurer of Aquila
                                     Distributors, Inc., distributor of the above
                                     funds; President and Chairman of the Board of
                                     Trustees of Capital Cash Management Trust
                                     ("CCMT"), and an Officer and Trustee/Director of
                                     its predecessors; President and Director of STCM
                                     Management Company, Inc., sponsor and adviser to
                                     CCMT; Chairman, President and a Director of
                                     InCap Management Corporation, formerly
                                     sub-adviser and administrator of Prime Cash Fund
                                     and Short Term Asset Reserves; Director of OCC
                                     Cash Reserves, Inc., and Trustee of OCC
                                     Accumulation Trust, both of which are open-end
                                     investment companies; Trustee Emeritus of Brown
                                     University. Oversees 10 portfolios in the
                                     OppenheimerFunds complex.



                  42 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Brian Wruble,                        Special Limited Partner (since January 1999) of
Trustee (since 2001)                 Odyssey Investment Partners, LLC (private equity
Age: 59                              investment); General Partner (since September
                                     1996) of Odyssey Partners, L.P. (hedge fund in
                                     distribution since 1/1/97); Board of Governing
                                     Trustees (since August 1990) of The Jackson
                                     Laboratory (non-profit); Trustee (since May
                                     1992) of Institute for Advanced Study
                                     (educational institute); Trustee (since May
                                     2000) of Research Foundation of AIMR (investment
                                     research, non-profit); formerly Governor, Jerome
                                     Levy Economics Institute of Bard College
                                     (economics research) (August 1990-September
                                     2001); Director of Ray & Berendtson, Inc.
                                     (executive search firm) (May 2000-April 2002).
                                     Oversees 10 portfolios in the OppenheimerFunds
                                     complex.


---------------------------------------------------------------------------------------
OFFICERS                             The address of the Officers in the chart below
                                     is as follows: for Messrs. Everett, Murphy and
                                     Zack, 498 Seventh Avenue, New York, NY 10018,
                                     for Mr. Wixted, 6803 S. Tucson Way, Centennial,
                                     CO 80112-3924. Each Officer serves for an annual
                                     term or until his resignation, retirement, death
                                     or removal.

John V. Murphy,                      Chairman, Chief Executive Officer and director
President (since 2001)               (since June 2001) and President (since September
Age: 53                              2000) of the Manager; President and a director
                                     or trustee of other Oppenheimer funds; President
                                     and a director (since July 2001) of Oppenheimer
                                     Acquisition Corp. (the Manager's parent holding
                                     company) and of Oppenheimer Partnership
                                     Holdings, Inc. (a holding company subsidiary of
                                     the Manager); a director (since November 2001)
                                     of OppenheimerFunds Distributor, Inc. (a
                                     subsidiary of the Manager); Chairman and a
                                     director (since July 2001) of Shareholder
                                     Services, Inc. and of Shareholder Financial
                                     Services, Inc. (transfer agent subsidiaries of
                                     the Manager); President and a director (since
                                     July 2001) of OppenheimerFunds Legacy Program (a
                                     charitable trust program established by the
                                     Manager); a director of the investment advisory
                                     subsidiaries of the Manager: OFI Institutional
                                     Asset Management, Inc. and Centennial Asset
                                     Management Corporation (since November 2001),
                                     HarbourView Asset Management Corporation and OFI
                                     Private Investments, Inc. (since July 2001);
                                     President (since November 1, 2001) and a
                                     director (since July 2001) of Oppenheimer Real
                                     Asset Management, Inc.; a director (since
                                     November 2001) of Trinity Investment Management
                                     Corp. and Tremont Advisers, Inc. (Investment
                                     advisory affiliates of the Manager); Executive
                                     Vice President (since February 1997) of
                                     Massachusetts Mutual Life Insurance Company (the
                                     Manager's parent company); a director (since
                                     June 1995) of DLB Acquisition Corporation (a
                                     holding company that owns the shares of David L.
                                     Babson & Company, Inc.); formerly, Chief
                                     Operating Officer (September 2000-June 2001) of
                                     the Manager; President and trustee (November
                                     1999-November 2001) of MML Series Investment
                                     Fund and MassMutual Institutional Funds
                                     (open-end investment companies); a director
                                     (September 1999-August 2000) of C.M. Life
                                     Insurance Company; President, Chief Executive
                                     Officer and director (September 1999-August
                                     2000) of MML Bay State Life Insurance Company; a
                                     director (June 1989-June 1998) of Emerald Isle
                                     Bancorp and Hibernia Savings Bank (a
                                     wholly-owned subsidiary of Emerald Isle
                                     Bancorp). Oversees 69 portfolios in the
                                     OppenheimerFunds complex.

Edward Everett,                      Vice President of the Manager (since January
Vice President (since 1993)          2000); formerly Assistant Vice President of the
Age: 36                              Manager (January 1996-January 2000); Portfolio
                                     Manager at Fielding Management Company (July
                                     1993-January 1996). An officer of 1 portfolio in
                                     the OppenheimerFunds complex

                  43 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------


Brian W. Wixted,                     Senior Vice President and Treasurer (since March
Treasurer, Principal Financial       1999) of the Manager; Treasurer (since March
and Accounting Officer               1999) of HarbourView Asset Management
(since 1999)                         Corporation, Shareholder Services, Inc.,
Age: 42                              Oppenheimer Real Asset Management Corporation,
                                     Shareholder Financial Services, Inc.,
                                     Oppenheimer Partnership Holdings, Inc., OFI
                                     Private Investments, Inc. (since March 2000),
                                     OppenheimerFunds International Ltd. and
                                     Oppenheimer Millennium Funds plc (since May
                                     2000) and OFI Institutional Asset Management,
                                     Inc. (since November 2000) (offshore fund
                                     management subsidiaries of the Manager);
                                     Treasurer and Chief Financial Officer (since May
                                     2000) of Oppenheimer Trust Company (a trust
                                     company subsidiary of the Manager); Assistant
                                     Treasurer (since March 1999) of Oppenheimer
                                     Acquisition Corp. and OppenheimerFunds Legacy
                                     Program (since April 2000); formerly Principal
                                     and Chief Operating Officer (March 1995-March
                                     1999), Bankers Trust Company-Mutual Fund
                                     Services Division. An officer of 85 portfolios
                                     in the OppenheimerFunds complex.

Robert G. Zack,                      Senior Vice President (since May 1985) and
Secretary (since 2001)               General Counsel (since February 2002) of the
Age: 54                              Manager; General Counsel and a director (since
                                     November 2001) of OppenheimerFunds Distributor,
                                     Inc.; Senior Vice President and General Counsel
                                     (since November 2001) of HarbourView Asset
                                     Management Corporation; Vice President and a
                                     director (since November 2000) of Oppenheimer
                                     Partnership Holdings, Inc.; Senior Vice
                                     President, General Counsel and a director (since
                                     November 2001) of Shareholder Services, Inc.,
                                     Shareholder Financial Services, Inc., OFI
                                     Private Investments, Inc., Oppenheimer Trust
                                     Company and OFI Institutional Asset Management,
                                     Inc.; General Counsel (since November 2001) of
                                     Centennial Asset Management Corporation; a
                                     director (since November 2001) of Oppenheimer
                                     Real Asset Management, Inc.; Assistant Secretary
                                     and a director (since November 2001) of
                                     OppenheimerFunds International Ltd.; Vice
                                     President (since November 2001) of
                                     OppenheimerFunds Legacy Program; Secretary
                                     (since November 2001) of Oppenheimer Acquisition
                                     Corp.; formerly Acting General Counsel (November
                                     2001-February 2002) and Associate General
                                     Counsel (May 1981-October 2001) of the Manager;
                                     Assistant Secretary of Shareholder Services,
                                     Inc. (May 1985-November 2001), Shareholder
                                     Financial Services, Inc. (November 1989-November
                                     2001); OppenheimerFunds International Ltd. and
                                     Oppenheimer Millennium Funds plc (October
                                     1997-November 2001). An officer of 85 portfolios
                                     in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


                  44 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

OPPENHEIMER CONVERTIBLE SECURITIES FUND

A Portfolio of Bond Fund Series
--------------------------------------------------------------------------------
Investment Advisor         OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent


--------------------------------------------------------------------------------
Independent Auditors       KPMG LLP


--------------------------------------------------------------------------------
Legal Counsel              Mayer Brown Rowe & Maw



(COPYRIGHT)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                  45 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

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RA0345.001.1202   February 28, 2003

                                                             [LOGO OMITTED]
                                                             OppenheimerFunds(R)
                                                             Distributor, Inc.